                                                                   EXHIBIT 10.1


** Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Rule 406 of the Commission.



                      ASSIGNMENT AND ASSUMPTION AGREEMENT


         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made, executed and delivered as of September 21, 2001, by and between TRANSNET CONNECT, INC., a Florida corporation ("Grantor"), and OWNERTEL, INC., a Georgia corporation ("Grantee").


                                  WITNESSETH:


         WHEREAS, Grantor desires to transfer, convey and assign all of Grantor's rights in and to the various Independent Contractor Agreements by and between the independent sales agents listed on Exhibit A and Grantor (the "Agent Agreements") to Grantee; and

         WHEREAS, Grantee desires to assume, undertake, pay, perform and discharge all of Grantor's liabilities, obligations, and duties under the Agent Agreements; and

         NOW, THEREFORE, in consideration of a one-year warrant to purchase 500,000 shares of the common stock of Grantee at $1.50 per share, Grantor hereby transfers and assigns to Grantee, its successors and assigns, all of Grantor's right, title and interest in and to the Agent Agreements, and Grantee hereby agrees to assume, undertake, pay, perform and discharge all of Grantor's obligations and duties under the Agent Agreements.

         IN WITNESS WHEREOF, Grantor and Grantee have each caused this Agreement to be executed as of the date first above written.


                                             TRANSNET CONNECT, INC.


                                             By  /s/ Stan Crews
                                               --------------------------------
                                               Stan Crews
                                               President


                                             OWNERTEL, INC.


                                             By  /s/ William G. Head, III
                                               --------------------------------
                                               William G. Head, III
                                               President

                                   EXHIBIT A

                         TRANSNET CONNECT AGENT PROGRAM


ID NUMBER       AGENT'S NAME                      LOCATION                     PHONE NUMBER
---------       ------------                      --------                     ------------
7000
7001
7002
7003
7004
7005
7006
7007
7008
7009
7110
7011
7012
7013
7014                 **                               **                             **
7015
7016
7017
7018
7019
7020
7021
7022
7023
7024
7025
7026
7027
7028
7029
7030
7031
7032
7033
7034
7035
7036
7037
7038
7039
7040
7041
7042
7043
7044
7045
7046
7047
7048                 **                               **                             **
7049
7050
7051
7052
7053
7054
7055
7056
7057
7058
7059
7060
7061
7062
7063
7064
7065
7066

** Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Rule 406 of the Commission.